UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2017

Resource Apartment REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 333-207740

Maryland	47-4608249
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

Resource Apartment REIT III, Inc. (the “Company”), Resource Securities, Inc., the dealer manager for the Company’s initial public offering, Resource REIT Advisor, LLC, the Company’s external advisor, and Resource Real Estate Inc., the Company’s sponsor (collectively, the “Resource Entities”) previously entered into a selected dealer agreement (the “Ameriprise Agreement”) with Ameriprise Financial Services, Inc. (“Ameriprise”), pursuant to which Ameriprise agreed to act as a participating dealer and offer and sell, on a best efforts basis, shares of the Company’s Class A and Class T common stock in its ongoing initial public offering.

Effective July 3, 2017, the Company ceased offering Class A and Class T shares in the primary portion of its ongoing initial public offering and commenced the offer and sale of Class R and Class I shares in its ongoing initial public offering. In order to permit Ameriprise to offer and sell, on a best efforts basis, the Class R shares of the Company’s common stock, on July 11, 2017, the Resource Entities and Ameriprise entered into the Amendment to Selected Dealer Agreement (the “Ameriprise Agreement Amendment”).

Pursuant to the terms of the Ameriprise Agreement Amendment, Ameriprise or its affiliate generally will be (i) reallowed by the Dealer Manager a selling commission of up to 2.0% of the price of each Class R share (except shares sold pursuant to the Company’s distribution reinvestment plan) sold by Ameriprise, (ii) reallowed by the Dealer Manager an annual distribution and shareholder servicing fee of 1.0% of the purchase price per Class R share (or, once reported, the amount of the Company’s estimated net asset value (“NAV”)), provided, however, that the amount of the distribution and shareholder servicing fee to be re-allowed to Ameriprise will not exceed a total of 3.0%, and (iii) reallowed by the Dealer Manager a marketing fee equal to a specified percentage of the purchase price of each Class R share (except shares sold pursuant to the Company’s distribution reinvestment plan) sold by Ameriprise subject to limitations on underwriting compensation prescribed by the Financial Industry Regulatory Authority.

The Ameriprise Agreement Amendment is attached as Exhibit 1.1 hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 11, 2017, the board of directors of the Company appointed Alan F. Feldman to the board and designated him as chairman to fill the vacancy created upon the resignation of Kevin Finkel on June 27, 2017.

Alan F. Feldman has been the Company’s Chief Executive Officer since June 2017. He served as the Company’s Chief Operating Officer and President from January 2016 to June 2017. Mr. Feldman previously served as the Company’s Chief Executive Officer and a director from July 2015 to January 2016. Mr. Feldman has also served as the Chief Executive Officer and Manager of the Company’s advisor since its formation in July 2015. Mr. Feldman has served as Chief Executive Officer and a director of Resource Income & Opportunity REIT, Inc. since June 2014. Mr. Feldman has also served as the Chief Executive Officer and a manager of RRE IO Advisor, LLC since its formation in June 2014. In addition, Mr. Feldman has served as a director and Chief Executive Officer of Resource Opportunity REIT, Inc. and Resource Opportunity REIT II, Inc. since June 2009 and October 2012, respectively, and Resource Real Estate, Inc. since May 2004, the Chief Executive Officer and Manager of Resource Real Estate Opportunity Advisor, LLC and Resource Real Estate Opportunity Advisor II, LLC since June 2009 and October 2012, respectively, President and a director of Resource Real Estate Management, LLC since August 2007 and a Senior Vice President of Resource America, Inc. since August 2002. In addition, as a result of his positions within Resource America, Mr. Feldman serves as a director for various wholly owned subsidiaries of Resource America and its affiliates. From 1998 to 2002, Mr. Feldman was a Vice President at Lazard Freres & Co., an investment banking firm specializing in real estate matters. From 1992 through 1998, Mr. Feldman was an Executive Vice President of the Pennsylvania Real Estate Investment Trust and its predecessor, The Rubin Organization. From 1990 to 1992, Mr. Feldman was a director at Strouse, Greenberg & Co., a regional full service real estate company. From 1986 through 1988, Mr. Feldman was an engineer at Squibb Corporation. Mr. Feldman received a Bachelor of Science degree and Master of Science degree from Tufts University, and a Master of Business Administration, Real Estate and Finance concentration degree from The Wharton School, University of Pennsylvania.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 11, 2017, the Company held its 2017 annual meeting of stockholders at which its stockholders: (i) elected four directors: Paul Hughson, Harvey Magarick, Lee F. Shlifer and David Spoont to hold office until the 2018 annual meeting and until their successors are duly elected and qualified and (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

The voting results with respect to the election of directors were as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Paul Hughson	372,569	1,055	348,582
Harvey Magarick	372,569	1,055	348,582
Lee F. Shlifer	372,569	1,055	348,582
David Spoont	372,569	1,055	348,582

The voting results with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

Votes For	Votes Against	Abstentions
721,151	0	1,055

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

1.1	Amendment to Selected Dealer Agreement, dated July 11, 2017, by and among Resource Apartment REIT III, Inc., Ameriprise Financial Services, Inc., Resource Securities, Inc., Resource REIT Advisor, LLC, and Resource Real Estate, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

Dated: July 13, 2017	By:	/s/ Alan F. Feldman
Alan F. Feldman Chief Executive Officer